Timothy Plan Market Neutral ETF

Supplement dated August 17, 2023

To the Statutory Prospectus,

dated May 1, 2023, as supplemented

The following is added to the “Principal Investment Strategies” section on Page 43 of the Prospectus:

“While generally the Fund’s investments will be broadly invested over a number of sectors, it is possible that the Fund’s investment strategy may result in an emphasis on certain sectors or sub-sectors of the market at any given time. “

The following is added to the “Principal Risks of Investing in the Fund” section on Page 44 of the Prospectus:

“Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.”

The following is added to the “Principal Risks” section on Page 50 of the Prospectus:

“Sector Risk.  To the extent the Fund invests more heavily in one sector or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance.”

Please retain this supplement with your Summary Prospectus and Statutory Prospectus.